UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2020

COMMISSION FILE NO. 001-13393

CHOICE HOTELS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-1209792
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

1 Choice Hotels Circle Rockville	Suite 400 Maryland	20850
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.01 per share	CHH	New York Stock Exchange

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Base Salary Reductions

On April 6, 2020, in light of the negative financial and operational impacts resulting from the rapidly evolving novel coronavirus (“COVID-19”) pandemic on Choice Hotels International, Inc. (the “Company”), Patrick Pacious, the Company’s President and Chief Executive Officer, agreed with the Compensation and Management Development Committee of the Board of Directors (the “Board”) to reduce his 2020 base salary by 20% for the period commencing April 30, 2020 through December 31, 2020. The Company’s other named executive officers have agreed to reduce their 2020 base salary by 10% for the same period.

Item 7.01	Regulation FD Disclosure.

Reduction in Cash Compensation for the Board of Directors

In addition, non-employee directors who serve on the Board have elected to take a 50% reduction in compensation, including both annual retainer fees and annual equity compensation, pro-rated for the period commencing May 1, 2020, the date of the Company’s 2020 Annual Meeting of Shareholders, through December 31, 2020. It is expected the reduced compensation will be paid entirely in the form of shares of restricted stock.

Stewart W. Bainum, Jr., the Chairman of the Board who is also an officer of the Company, has agreed to waive the cash compensation payable to him under the Amended and Restated Chairman’s Service Agreement, as amended, other than de minimis amounts required for standard executive employee benefit plan deductions, for the period commencing April 30, 2020 through June 9, 2021.

Business Update

On April 8, 2020, the Company issued a press release announcing mitigation efforts it is taking related to COVID-19, including certain aforementioned changes to its compensation program, suspension of undeclared future dividends and the Company’s share repurchase plan, and efforts to improve the Company’s cash position, bolster liquidity and reduce discretionary capital expenditures and investments. A copy of the release is furnished herewith as Exhibit 99.1.

The information furnished under Item 7.01 in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1—Press Release, dated April 8, 2020

Exhibit 104—Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2020	/s/ Dominic E. Dragisich
Dominic E. Dragisich
Chief Financial Officer